Hartford Schroders Opportunistic Income Fund
Schedule of Investments
July 31, 2021

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 96.9%
	Asset-Backed - Finance & Insurance - 6.0%
	Bellemeade Re Ltd.
$ 500,000	2.99%, 04/25/2028, 1 mo. USD LIBOR + 2.900%(1)(2)	$ 505,913
1,000,000	3.19%, 04/25/2029, 1 mo. USD LIBOR + 3.100%(1)(2)	1,013,284
79,302	Parliament Street Finance LLC 5.50%, 08/13/2025(3)(4)	79,103
		1,598,300
	Asset-Backed - Home Equity - 6.5%
712,229	CWHEQ Revolving Home Equity Loan Trust 0.23%, 01/15/2037, 1 mo. USD LIBOR + 0.140%(2)(5)	677,296
	Home Re Ltd.
525,000	3.09%, 10/25/2028, 1 mo. USD LIBOR + 3.000%(1)(2)	530,533
500,000	3.34%, 05/25/2029, 1 mo. USD LIBOR + 3.250%(1)(2)	506,313
		1,714,142
	Asset-Backed - Student Loan - 23.3%
	Income Contingent Student Loan plc
GBP 997,709	1.18%, 07/24/2058, 12 mo. GBP LIBOR + 1.000%(2)(5)(6)	1,391,904
830,541	1.19%, 07/24/2056, 12 mo. GBP LIBOR + 1.000%(2)(5)(6)	1,153,838
	SLM Student Loan Trust
EUR 1,049,313	0.00%, 10/25/2039, 3 mo. EURIBOR+ 0.400%(2)(5)(6)	1,224,868
1,709,519	0.00%, 07/25/2039, 3 mo. EURIBOR + 0.550%(2)(5)(6)	2,004,798
$ 10,000	Sofi Professional Loan Program LLC 0.01%, 11/16/2048(3)(4)(7)(8)	381,572
		6,156,980
	Commercial Mortgage-Backed Securities - 10.4%
1,000,000	BF NYT Mortgage Trust 2.59%, 12/15/2035, 1 mo. USD LIBOR + 2.500%(2)	986,210
534,000	Credit Suisse Mortgage Capital Certificates 2.74%, 05/15/2036, 1 mo. USD LIBOR + 2.650%(1)(2)	536,915
1,220,302	HPLY Trust 2.09%, 11/15/2036, 1 mo. USD LIBOR + 2.000%(2)	1,221,444
		2,744,569
	Other Asset-Backed Securities - 8.9%
500,000	Arbor Realty Collateralized Loan Obligation Ltd. 2.04%, 05/15/2036, 1 mo. USD LIBOR + 1.950%(1)(2)	500,933
	CWHEQ Revolving Home Equity Loan Trust
353,319	0.24%, 02/15/2037, 1 mo. USD LIBOR + 0.150%(2)	335,454
308,665	0.27%, 05/15/2036, 1 mo. USD LIBOR + 0.180%(2)	300,570
381,000	FirstKey Homes Trust 3.64%, 09/17/2025(1)	392,047
	Preston Ridge Partners Mortgage Trust LLC
454,706	2.95%, 10/25/2025(1)(9)	457,128
365,917	2.98%, 02/25/2025(1)(9)	367,657
		2,353,789
	Whole Loan Collateral CMO - 41.8%
	Alba plc
GBP 798,600	0.25%, 12/15/2038, 3 mo. GBP LIBOR + 0.170%(2)(6)	1,074,966
Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 96.9% - (continued)
	Whole Loan Collateral CMO - 41.8% - (continued)
GBP 213,656	0.25%, 03/17/2039, 3 mo. GBP LIBOR + 0.170%(2)(6)	$ 286,961
$ 450,000	Bank of America Funding Trust 2.53%, 06/26/2035(1)(10)	441,126
102,977	Bank of America Mortgage Trust 2.69%, 07/25/2035(10)	103,098
	Eagle RE Ltd.
264,688	1.89%, 04/25/2029, 1 mo. USD LIBOR + 1.800%(1)(2)	264,689
390,000	5.69%, 10/25/2030, 1 mo. USD LIBOR + 5.600%(1)(2)	400,153
GBP 248,458	Eurosail PRIME plc 0.48%, 09/13/2045, 3 mo. GBP LIBOR + 0.400%(2)(6)	338,646
$ 177,627	Fannie Mae Connecticut Avenue Securities 2.09%, 03/25/2031, 1 mo. USD LIBOR + 2.000%(2)	179,076
384,200	IndyMac Index Mortgage Loan Trust 0.25%, 04/25/2037, 1 mo. USD LIBOR + 0.160%(2)	361,022
GBP 762,984	Landmark Mortgage Securities plc 0.36%, 04/17/2044, 3 mo. GBP LIBOR + 0.280%(2)(5)(6)	1,021,733
780,353	Ludgate Funding plc 0.27%, 12/01/2060, 3 mo. GBP LIBOR + 0.190%(2)(5)(6)	1,055,340
$ 1,000,000	Oaktown Re Ltd. 7.09%, 07/25/2030, 1 mo. USD LIBOR + 7.000%(1)(2)	1,026,664
	Preston Ridge Partners Mortgage Trust LLC
433,165	2.86%, 09/25/2025(1)(9)	435,700
429,247	3.67%, 08/25/2025(1)(9)	432,405
252,219	Radnor RE Ltd. 2.04%, 02/25/2029, 1 mo. USD LIBOR + 1.950%(1)(2)	252,373
	RMAC Securities plc
GBP 734,457	0.23%, 06/12/2044, 3 mo. GBP LIBOR + 0.150%(2)(5)(6)	992,687
493,890	0.23%, 06/12/2044, 3 mo. GBP LIBOR + 0.150%(2)(6)	664,637
972,035	0.25%, 06/12/2044, 3 mo. GBP LIBOR + 0.170%(2)(6)	1,308,169
$ 213,731	VCAT LLC 3.67%, 08/25/2050(1)(9)	214,948
215,812	Wells Fargo Mortgage Backed Securities Trust 3.12%, 10/25/2037(10)	212,681
		11,067,074
	Total Asset & Commercial Mortgage-Backed Securities (cost $24,585,115)	$ 25,634,854
CORPORATE BONDS - 7.9%
	Diversified Financial Services - 2.2%
582,000	OneMain Finance Corp. 3.50%, 01/15/2027	$ 592,185
	Insurance - 5.7%
1,319,000	NMI Holdings, Inc. 7.38%, 06/01/2025(1)	1,503,660
	Total Corporate Bonds (cost $1,958,163)	$ 2,095,845
U.S. GOVERNMENT AGENCIES - 1.0%
	U.S. Government Agencies - 1.0%
	FHLMC - 0.4%
132,142	2.00%, 09/25/2050(8)	$ 13,062
344,578	3.00%, 10/25/2050(8)	48,573

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Hartford Schroders Opportunistic Income Fund
Schedule of Investments – (continued)
July 31, 2021

Shares or Principal Amount			Market Value†
U.S. GOVERNMENT AGENCIES - 1.0% - (continued)
	U.S. Government Agencies - 1.0% - (continued)
	FHLMC - 0.4% - (continued)
$ 132,900	3.50%, 12/25/2050(8)		$ 18,255
165,170	4.00%, 12/25/2050(8)		23,607
			103,497
	GNMA - 0.6%
226,096	2.00%, 11/20/2050(8)		23,885
1,131,676	2.50%, 11/20/2050(8)		134,687
			158,572
	Total U.S. Government Agencies (cost $246,645)		$ 262,069
COMMON STOCKS - 18.0%
	Diversified Financials - 17.0%
150,000	AGNC Investment Corp. REIT		$ 2,380,500
250,000	Annaly Capital Management, Inc. REIT		2,122,500
			4,503,000
	Real Estate - 1.0%
6,553	Invitation Homes, Inc. REIT		266,576
	Total Common Stocks (cost $3,754,822)		$ 4,769,576
	Total Long-Term Investments (Cost $30,544,745)		$ 32,762,344
SHORT-TERM INVESTMENTS - 3.5%
	Other Investment Pools & Funds - 3.5%
942,819	Morgan Stanley Institutional Liquidity Funds, Treasury Portfolio, Institutional Class, 0.01%(11)		$ 942,819
	Total Short-Term Investments (cost $942,819)		$ 942,819
	Total Investments (cost $31,487,564)	127.3%	$ 33,705,163
	Other Assets and Liabilities	(27.3)%	(7,233,244)
	Total Net Assets	100.0%	$ 26,471,919
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.
(1)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At July 31, 2021, the aggregate value of these securities was $9,782,441, representing 37.0% of net assets.
(2)	Variable rate securities; the rate reported is the coupon rate in effect at July 31, 2021. Base lending rates may be subject to a floor or cap.
(3)	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Trustees. At July 31, 2021, the aggregate fair value of these securities are $460,675, which represented 1.7% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Trustees.
(4)	Investment valued using significant unobservable inputs.
(5)	All, or a portion of the security, was pledged as collateral in connection with reverse repurchase agreements. As of July 31, 2021, the market value of securities pledged was $9,522,464.
(6)	Security is exempt from registration under Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At July 31, 2021, the aggregate value of these securities was $12,518,547, representing 47.3% of net assets.
(7)	Investment in securities not registered under the Securities Act of 1933 (excluding securities acquired pursuant to Rule 144A and Regulation S). At the end of the period, the value of such restricted securities amounted to $381,572 or 1.4% of net assets.

Period Acquired	Security Name	Shares/ Par Value	Total Cost	Market Value
08/2020	Sofi Professional Loan Program LLC	10,000	$ 613,158	$ 381,572

(8)	Securities disclosed are interest-only strips.
(9)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(10)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.
(11)	Current yield as of period end.

Reverse Repurchase Agreements Outstanding at July 31, 2021
Counterparty	Interest Rate	Settlement Date	Maturity Date	Principal Amount		Value	Value Including Accrued Interest
JP Morgan Chase Bank	0.931%	06/07/21	09/03/21	USD	(617,000)	$ (617,000)	$ (617,877)
JP Morgan Chase Bank	0.061%	05/12/21	08/12/21	EUR	(745,173)	(883,962)	(884,085)
JP Morgan Chase Bank	0.638%	05/19/21	08/19/21	GBP	(1,404,895)	(1,952,805)	(1,955,340)
JP Morgan Chase Bank	0.578%	07/08/21	10/08/21	GBP	(2,033,881)	(2,827,096)	2,828,164
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Hartford Schroders Opportunistic Income Fund
Schedule of Investments – (continued)
July 31, 2021

Reverse Repurchase Agreements Outstanding at July 31, 2021 – (continued)
Counterparty	Interest Rate	Settlement Date	Maturity Date	Principal Amount		Value	Value Including Accrued Interest
Merrill Lynch Mortgage Investors Trust	0.150%	07/12/21	10/12/21	EUR	(929,603)	(1,102,741)	(1,102,833)
Total						$ (7,383,604)	$ (1,731,971)
Securities pledged as collateral against open reverse repurchase agreements are noted in the Schedule of Investments.

Futures Contracts Outstanding at July 31, 2021
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Short position contracts:
U.S. Treasury 10-Year Note Future	30	09/21/2021	$ (4,033,594)	$ (61,589)
Total futures contracts				$ (61,589)

Foreign Currency Contracts Outstanding at July 31, 2021
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation/ Depreciation
1,740	USD	1,466	EUR	BNP	08/19/2021	$ —
1,347,289	USD	1,140,383	EUR	UBS	08/19/2021	(5,999)
8,541	USD	6,140	GBP	UBS	08/19/2021	6
4,500,430	USD	3,258,151	GBP	MSC	08/19/2021	(28,604)
Total foreign currency contracts						$ (34,597)
† See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.
Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of July 31, 2021 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)(2)
Assets
Asset & Commercial Mortgage-Backed Securities	$ 25,634,854	$ —	$ 25,174,179	$ 460,675
Corporate Bonds	2,095,845	—	2,095,845	—
U.S. Government Agencies	262,069	—	262,069	—
Common Stocks
Diversified Financials	4,503,000	4,503,000	—	—
Real Estate	266,576	266,576	—	—
Short-Term Investments	942,819	942,819	—	—
Foreign Currency Contracts(3)	6	—	6	—
Total	$ 33,705,169	$ 5,712,395	$ 27,532,099	$ 460,675
Liabilities
Foreign Currency Contracts(3)	$ (34,603)	$ —	$ (34,603)	$ —
Futures Contracts(3)	(61,589)	(61,589)	—	—
Reverse Repurchase Agreements	(7,383,604)	—	(7,383,604)	—
Total	$ (7,479,796)	$ (61,589)	$ (7,418,207)	$ —

(1)	For the period ended July 31, 2021, there were no transfers in and out of Level 3.
(2)	Level 3 securities were valued using broker quotes.
(3)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.
3

Hartford Schroders Opportunistic Income Fund
Schedule of Investments – (continued)
July 31, 2021

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the period ending July 31, 2021:
	Asset & Commercial Mortgage-Backed Securities	Total
Beginning balance	$ 1,084,946	$ 1,084,946
Purchases	—	—
Sales	(420,699)	(420,699)
Accrued discounts/(premiums)	—	—
Total realized gain/(loss)	—	—
Net change in unrealized appreciation/(depreciation)	(203,572)	(203,572)
Transfers into Level 3	—	—
Transfers out of Level 3	—	—
Ending balance	$ 460,675	$ 460,675
The change in net unrealized appreciation/(depreciation) relating to the Level 3 investments held at July 31, 2021 was $(203,572).
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Hartford Schroders Opportunistic Income Fund
GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
MSC	Morgan Stanley
BNP	BNP Paribas Securities Services
UBS	UBS AG
Currency Abbreviations:
EUR	Euro Member Countries
GBP	British Pound
USD	United States Dollar
Other Abbreviations:
LIBOR	London Interbank Offered Rate
EURIBOR	Euro Interbank Offered Rate
CMO	Collateralized Mortgage Obligation
FHLMC	Federal Home Loan Mortgage Corp.
GNMA	Government National Mortgage Association
REIT	Real Estate Investment Trust

5

Hartford Schroders Opportunistic Income Fund (the “Fund”)
 Notes to the Schedule of Investments
 July 31, 2021  (Unaudited)

1.	Investment Valuation and Fair Value Measurements:
For purposes of calculating the net asset value per share (“NAV”) of each class of the Fund, portfolio securities and other assets held in the Fund’s portfolio for which market prices are readily available are valued at market value. Market value is generally determined on the basis of official close price or last reported trade price. If no trades were reported, market value is based on prices obtained from a quotation reporting system, established market makers (including evaluated prices), or independent pricing services. Pricing vendors may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, credit quality information, general market conditions, news, and other factors and assumptions.
If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security or other instrument as determined in good faith under policies and procedures established by and under the supervision of the Board of the Trustees of the Fund (the “Board of Trustees”) (“Valuation Procedures”). Market prices are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund's portfolio holdings or assets. In addition, market prices are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities or other instruments trade do not open for trading for the entire day and no other market prices are available. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause its NAV to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio holding is primarily traded. There can be no assurance that the Fund could obtain the fair value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.
Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities and other instruments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities or other instruments in which the Fund invests may change on days when a shareholder will not be able to purchase shares of the Fund.
Fixed income investments (other than short-term obligations) held by the Fund are normally valued at prices supplied by independent pricing services in accordance with the Valuation Procedures. Short-term investments maturing in 60 days or less are generally valued at amortized cost. Directly originated loans will be valued on an individual loan level and fair valuation of such loans will be performed using inputs that incorporate borrower level data, including significant events affecting the issuer or collateral, accruals, and market developments. The Fund expects to use a third-party valuation firm to value its loan investments, subject to oversight by Hartford Funds Management Company, LLC (“HFMC”) and the Board of Trustees in accordance with the Fund’s valuation policies and procedures. Directly originated loans categorized as Level 3 investments will be initially valued at their initial transaction price and subsequently valued using (i) market data for similar instruments (e.g., recent transactions or indicative broker quotes), (ii) comparisons to benchmark derivative indices and/or (iii) valuation models. An illiquidity discount is applied where appropriate. The unobservable inputs and assumptions may differ by asset and in the application of the Fund or its selected vendor’s valuation methodologies. The reported fair value estimates could vary materially if different unobservable inputs and other assumptions were chosen.
Exchange-traded derivatives, such as options, futures and options on futures, are valued at the last sale price determined by the exchange where such instruments principally trade as of the close of such exchange (“Exchange Close”). If a last sale price is not available, the value will be the mean of the most recently quoted bid and ask prices as of the Exchange Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the most recently quoted bid price as of the Exchange Close. Over-the-counter derivatives are normally valued based on prices supplied by independent pricing services in accordance with the Valuation Procedures.
Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using the prevailing spot exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities or other instruments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Exchange is closed and the market value may change on days when an investor is not able to purchase, exchange or request the repurchase of shares of the Fund.
Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.
Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date. Shares of investment companies listed and traded on an exchange are valued in the same manner as any exchange-listed equity security. Such open-end mutual funds and listed investment companies may use fair value pricing as disclosed in their prospectuses.
Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with the Valuation Procedures.
6

Hartford Schroders Opportunistic Income Fund (the “Fund”)
 Notes to the Schedule of Investments – (continued)
 July 31, 2021  (Unaudited)

U.S. Generally Accepted Accounting Principles (“U.S. GAAP”) defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable.
These levels are:
•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange-traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange-traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange-traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.
The Board of Trustees has delegated the day-to-day responsibility for implementing the Valuation Procedures to the Valuation Committee. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund's sub-advisers, as applicable, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Board of Trustees.
Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.
For additional information, refer to the Fair Value Summary and the Level 3 roll-forward reconciliation, if applicable, which follows the Fund’s Schedule of Investments.
For information regarding a Fund’s other significant accounting policies, please refer to the Fund’s most recent Semi-Annual or Annual Report.
7